UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 7, 2011

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

On January 7, 2011, the United States District Court, District of Delaware ruled in favor of NPS Pharmaceuticals, Inc. (“NPS”), Amgen, Inc. (“Amgen”) and The Brigham and Women’s Hospital (“BWH” and together with NPS and Amgen, the “Plaintiffs”), in their lawsuit against Teva Pharmaceuticals USA, Inc. (“Teva USA”), Teva Pharmaceutical Industries Ltd. (“Teva Israel”, and together with Teva USA, “Teva”) and Barr Laboratories, Inc. (“Barr”).  The Plaintiffs’ lawsuit was based on Abbreviated New Drug Applications, or ANDAs, filed by Teva and Barr which seek approval to market generic versions of Sensipar® (cinacalcet hydrochloride).  The court’s order enjoined Teva and Barr from the commercial manufacture, use, import, offer for sale, or sale of their generic cinacalcet hydrochloride until the expiration of U.S. Patent Nos. 6,011,068; 6, 031,003 and 6,211,244. U.S. Patent No. 6,011,068 is the last of these patents to expire, which, by virtue of patent term extension, will be on March 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2011	NPS PHARMACEUTICALS, INC.

	By:	/s/ EDWARD STRATEMEIER
Edward Stratemeier Senior Vice President, General Counsel and Secretary